Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Tierra Grande Resources Inc. (the “Company”) on Form 10-K for the year ended May 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Kalajzich, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Mark Kalajzich
       Mark Kalajzich
       Chief Executive Officer

September 13, 2013